EXHIBIT 10.12

                                 LEASE AGREEMENT

      THIS AGREEMENT, entered into this First day of October, 1995, by and between Sanford I. Rakofsky, M.D., hereinafter called the "LESSOR" and Lee's Prescription Shop, Inc. hereinafter jointly, severally, and collectively referred to as "LESSEE," or "TENANT."

                              W I T N E S S E T H:


      The Lessor does hereby demise and lease unto said Lessee, and Lessee does hereby hire and take as Tenant under and from said Lessor, the following described space and premises hereinafter referred to as the Suites 104 and 105 in the 401 Building, 401 Coral Way, Coral Gables, Florida 33134. "Premises" as is shown in Exhibit "A," attached hereto and made a part hereof, on the First floor(s) in the City of Miami, Dade County, Florida, hereinafter referred to as the Building," subject and conditioned on the provisions of this Lease.

       1. TERM. Lessee to have and to hold the above described premises subject to the provisions and conditions of the Lease, for the term of; 5 (five) years to commence on the First day of October, 1995, and to end on the 31st day of September, 1999, unless sooner terminated as hereinafter provided. Lessee will have option to renew lease for an additional 3/5 year terms, under same provisions and increases - See #34.

      If the Lessor shall be unable to give possession of the demised premises on the date of the commencement of the term hereof by reason of the holding over of any Lessee or Lessees of for any other reasons, Lessor shall not be subject to any liability for the failure to give possession of said date. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until the possession of the demised premises is given or the premises are available for occupancy by Lessee, and no such failure to give possession on the date of commencement the terms shall in any wise affect the validity of this Lease, or the obligations of the Lessee hereunder nor shall the same be construed any wise to extend the term of this Lease; or if improvements or declarations of the demised premises of the building in which said premises are


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located are not  completed,  and  abatement or diminution of the rent to be paid hereunder shall be allowed to Lessee under such circumstances, but in no event shall the said abatement or diminution of rent extend beyond the date of delivery of the demised premises; provided, however, that Lessor shall not be liable for damages if any, sustained by Tenant on account on the failure to obtain possession.

       2. RENT. Lessee hereby covenants and agrees to pay the Lessor as base rent for the premises during the term five years hereof, the total sum of Two Thousand Five Hundred and No/100 Dollars Per Month ($2,500.00/Per Month) + Tax, lawful money of the United States, which Lessee covenants and agrees to pay to Lessor at his principal office or that of its agents, or at such other place designated in writing by Lessor, in equal monthly installments of Two Thousand Five Hundred and N0/100 Dollars Per Month ($2,500.00 Per Month) in advance, without demand, on the first day of each and every month during the said term plus applicable sales tax. Based at $20.00 + Tax sq. ft. force, the annual rental due under Section 2, of this Lease Agreement shall be increased by an amount equal to the percentage by which the Consumer Price Index for the Calendar month immediately preceding the month in which the Lease Year commences exceeds the Consumer Price Index for the month in which the Base Year commences.

      For purposes of this section,

             (i)   "Consumer  Price Index" shall mean the Consumer Price Index for "All items" (United States City Average Index) as compiled and published by the Bureau of Labor Statistics, United States Department of Labor. If the United States Department of Labor should no longer compile and publish such price index, the index for "all items" compiled and published by any other branch or department of the Federal Government shall be used for the purposes of this Section, and if no such index is compiled and published by any branch or department of the Federal Government, the statistics reflecting cost of living increases as compiled


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                  by any institution or  organization or individual  generally recognized as an authority by financial and insurance institutions shall be used as a base for such adjustment.

             (ii) "Base   Year"   shall  mean  the  period   beginning   on  the
                  commencement date, as such date is established in Section 1 of this Agreement, and ending on the last day of the twelfth full calendar month thereafter, and

             (iii)"Lease Year" shall mean a period of twelve (12) full  calendar months commencing on the first day of the month following the expiration of the Base Year of any anniversary thereof.

                  The revised annual rental payable by Tenant under this Section 3 shall be paid in equal monthly installments in accordance with the provisions of Section 2 of this Agreement. In no way shall the revised annual rental, as computed under this
                  Section 3, be less than the Base Rent provided in Section 2 of this Agreement.

       3. [INTENTIONALLY OMITTED]

       4. USE AND POSSESSION. It is understood and agreed that the demised space and premises shall be continually used and occupied by the Lessee during the term of this Lease only for Pharmacy and for no other purposes or uses whatsoever, Lessee will not make or permit any use of the space of premises which, directly or indirectly, is forbidden by public law, ordinance or government regulation or which may be dangerous to life, limb, or property. In the event the Lessee uses the space or premises for any purposes not expressly permitted herein, then the Lessor may terminate the Lease, or without notice to Lessee, restrain such improper use by injunction or other legal action.

       5. SERVICES TO BE FURNISHED. Lessor will furnish the following services to Lessee: (1) elevator service; (2) electric current for normal and customary office use; (3) water in such amount as in Lessor's absolute judgment is necessary for lavatory and like purposes; (4) air conditioning from 8:30 a.m. until 6:00 p.m., Monday through Friday and 8:30 a.m. until 3:00 o'clock on Saturday at such temperatures and in such amounts as are considered by Lessor to be standard, but Lessor shall not furnish air conditioning service on Saturday


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afternoon,  Sunday and legal holidays; provided however, upon the timely request by Lessee, Lessor shall furnish air conditioning services to the demised premises during hours other than the foregoing at an hourly rate to be negotiated in advance, and such rate for additional service shall be billed to Lessee monthly. No janitorial services will be provided.

             (a) The Lessee will not bring electric or plumbing into the premises, and will not install or operate any electrical equipment or other machinery, except light office machines (such as typewriters) without consent in writing of the Lessor, who may condition such consent upon the payment by the Lessee of additional rent as compensation for excess consumption of water and/or electricity occasioned by the operating of said equipment or machinery.

      ** Lessor agrees to provide excess consumption of water and electricity occasioned by the Lessee, if requested by Lessee, for the use of laboratory and computerized equipment, plus air conditioning service on Saturday afternoon, Sunday and legal holidays for an increase in rent.

      * Additional $400.00 per month (or $100.00 per week) whichever is the least amount.

             (b) It is understood that the electricity to be supplied by Lessor under this paragraph will not be generated by Lessor, but will be obtained from a public utility company supplying same, and it is therefore agreed that Lessor shall in no event be liable or responsible to Lessee for any loss, damage or expense which Lessee may sustain or incur if either the quantity of character of electric current shall be changed by the public utility Company nor shall Lessor be responsible for any failure on the part of such public utility Company to furnish an adequate or satisfactory supply of electricity or because of any interruption of such service.

             (c) Failure by Lessor to any extend to furnish, or any stoppage of, these defined services resulting from causes beyond the control of Lessor shall


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not  render  Lessor  liable in any  respect  for  Damages  to  either  person or property, nor be construed as an eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any equipment or machinery break down or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly but Lessee shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. Lessor shall not be required to furnish any of such services during any period wherein Lessee shall be in default in the payment of rent.

       6. ASSIGNMENT OR SUBLETTING OF TENANT'S INTEREST. The Tenant's interest in this Lease or any security deposited thereunder shall not be sold, transferred, mortgaged, or assigned, nor shall the premises, or any part thereof, including desk space, beret, or sublet without the written consent of Lessor. Even though Lessor shall consent to a sale, transfer, mortgage, assignment or sub-letting thereof, the aforesaid restrictions shall remain in full force and effect, and no further sale, transfer, mortgage, assignment or subletting shall be made without Lessor's consent in writing. The sale or transfer, whether to one or more persons and whether at one or different times, of a total or more than fifty (50%) percent of the shares of capital stock of any corporation which is then the legal tenant under this Lease, shall be deemed an assignment within the meaning of this section.
Consent to sublease shall not be reasonably withheld.

       7.    ALTERATIONS AND IMPROVEMENTS, ETC.

             (a) Lessee shall make no alterations, decorations, installations, additions or improvements in or to the demised premises without Lessor's prior written consent. Tenant shall not cut, drill into, disfigure deface, or injure any part of the premises; nor obstruct or permit any obstruction, alteration, addition, improvement, decoration or installation in the premises. All


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alterations,  additions,  improvements,  decorations,  or installations  (except movable furniture and fixtures put in at the expense of Tenant and removable without defacing or injuring the building or the premises) shall become the property of Lessor at the termination of the term; Lessor, however, reserves the option to require Tenant, upon demand in writing, to remove all fixtures and additions, improvements, decorations or installations (including those not removable without defacing or injuring the leased premises) and to restore the premises to the same conditions as when originally leased to Tenant, reasonable wear and tear accepted. Tenant agrees to restore the premises immediately upon the receipt of said demand in writing at his own cost and expense and agrees in case of his failure to do so, the Lessor may do so and collect the cost thereof from Tenant. Any such alterations and restoration shall be made at such times and in such manner as Lessor may designate and so as not to interfere with the occupation, use and enjoyment of the remainder of the Building by the other Tenants hereof.

             (b) In making any alterations, decorations, additions, installations or improvements to or in the premises, Tenant shall employ and use only such labor, contractors, or mechanics as approved by Lessor and as shall have the same union affiliation as the workmen of Lessor's contractor and such as will not cause strikes or labor trouble with other employees in the building employed by Lessor or Lessor's contractors; and all such work done by Tenant shall be performed and installed in such a manner that the same shall comply with all provisions of law, ordinances, and all rules and regulations of any and all agencies and authorities having jurisdiction over the premises, and such time and in such manner as not interfere with the progress of any work being performed by or on account of Lessor. Notwithstanding the foregoing, it is understood that Tenant is not obliged by Lessor to make any improvement or improvements and in no event shall Tenant have the right to create or permit


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there to be  established  any lien or  encumbrances  of any nature  against  the premises of the Building for said improvement or improvements made or contracted for by Tenant. Any mechanic's lien filed against the premises or the building for work claimed to have been done, or materials claimed to have been furnished to Tenant shall be duly discharged by Tenant within ten (10) days after the filing of the lien.

       8. INSPECTIONS, EXAMINATIONS AND ENTRY. Lessor and Lessor's agents shall have the right to enter the premises at all reasonable hours to examine the same, and workmen may enter at any time when authorized by Lessor or Lessor's agents to make such repairs, alterations, or improvements in the building as Lessor may deem necessary or desirable. If during the last month of the term Tenant shall have removed all or substantially all of the Tenant's property; Lessor may immediately enter the premises and prepare for any future Tenant. Furthermore, the Lessor may allow such future Tenant to occupy the premises. These acts shall be entitled to no abatement or diminution of rent as a result of thereof, except that in the event such future Tenant makes any payment for the period up until the expiration of this Lease, Tenants shall be entitled to a credit to the extent of such credit. If tenant shall not be personally present to open and permit entry into the premises, when entry "hereunto shall be permissible or necessary hereunder, Lessor may forcibly enter same without rendering Lessor liable to any claim for damages and without affecting the obligations and covenants of this Lease. Employees of Lessor and Lessor's agents shall be permitted to enter the demised premises by pass key at all reasonable times. The Lessor shall also have the right to enter the leased premises at all reasonable hours for the purpose of displaying said premises to prospective tenants within ninety (90) days prior to the termination of this Lease.


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       9. RIGHT OF LESSOR TO USE  ENTRANCES,  ETC.,  AND TO CHANGE SAME. For the
purposes of making repairs alterations in any portion of the Building of which premises for a part, Lessor may use one or more of street entrances, halls, passage ways, and elevators of said Building, provided, however, that there be unnecessary obstruction of the right, of entry to premises while the same are occupied. Lessor may at time change the name or number if the Building, remodel alter the same, or the location of any entrance thereto, or any other portion thereof not occupied by Tenant, and the same shall not constitute a constructive or actual, total or partial eviction.

       10. TENANT TO TAKE GOOD CARE OF PREMISES. Tenant shall keep the premises in a clean, safe and sanitary condition and shall permit no waste or injury to occur to the premises and fixtures therein, or to any additions, alterations, and improvements thereto. All damage caused by Tenant's negligence, or that of his agents, servants, employees or visitors shall be repaired promptly by Tenant as this sole cost and expense. In the event that the Tenant fails to comply with the foregoing provisions, the Lessor shall have the option to enter the premises and make all necessary repairs at Tenant's cost and expense, the same to be added to and be payable with the next monthly installment of rent.

       11. COMPLIANCE WITH ORDINANCES AND DIRECTIVES OF AUTHORITIES. Lessee shall, at its own cost and expense, comply with all present or future rules, regulations, directives, laws, ordinances, and orders of all public authorities, and Fire Underwriters which are or may become applicable to the leased premises and space, except as said rules pertain to any structural work or outside repairs. Lessee waives any claim against Lessor for any expense or damages resulting from compliance with any of the said rules, regulations, directives, laws, ordinances or orders.



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       12. RULES AND REGULATIONS.  That in addition to the several  covenants in this Lease, it is mutually covenanted and agreed that the rules and regulations appertaining to the said building and which are annexed hereto, as part hereof, are agreed to in all of their terms, and said Lessee agrees to be bound by the same, and also covenants to be bound by which further rules and regulations as may be made by said Lessor from time to time, during this Lease, deemed by it to be necessary, for the safety, cleanliness, and the economical management of the premises, and for the preservation of good order therein. Any failure on the part of the Lessee to comply with the terms of this Lease, or with any of said rules and regulations now in existence as aforesaid, shall have the right to re-enter said premises and remove Lessee therefrom and to take all necessary steps to collect any rents due hereunder up to the time of said forfeiture or cancellation.

       13. SIGNS. The Lessee will not place any signs or advertising matter or material on the exterior or on the interior, where possible to be seen from the exterior, of the leased premises or of the building in which the leased premises are located, without the prior written consent of the Lessor. Any lettering or signs placed on the interior of said building shall be for directional purposes only, and such signs and lettering shall be of a type, kind, character and description to be approved by Lessor.

       14. DAMAGES TO PROPERTY. It is covenanted and agreed by and between the parties hereto that the Lessor shall not in any event, whether caused by the Lessor's negligence or otherwise be liable for any loss, damage or injury to the Lessee, Lessee's agents, servants, employees or visitors, or the Lessee's property for any damage or injury caused by or from the bursting or leaking of boilers of water, sewer or steam pipes, or air conditioning equipment, or from the heating or plumbing fixtures, or from electric wires, equipment or fixtures,


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or from gas odors, or from the elements of from any cause whatsoever,  except in the case of the willful neglect of the Lessor.

       15. SUBORDINATION AND ATTORNMENT. This Lease is subject and subordinate to the lien of any mortgage or ground lease or deeds of trust or other encumbrances, now or hereafter placed upon the land or Building in any amounts whatsoever. Lessee covenants and agrees to execute and deliver such instruments evidencing such subordination of this Lease to such liens of any such mortgages, deeds of trust or other encumbrances, as may be required by Lessor from time to time.

      As aforedescribed, this Lease is subordinate to the lien of any existing and/or future mortgage and any further advances, renewals, extensions or modifications, thereof, so long as Lessee is not default under the Lease at that time, this Lease shall continue in full force and effect as a direct and valid Lease between the Lessee and the then owner of the fee provided, that the then now owner shall not be liable for any previous act or omissions of Lessor or any other party, or to be subject to any offsets against Lessor, or bound by prepayment of more than one (1) month's rent.

       16. DAMAGE BY FIRE OR OTHER CASUALTY. In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this Lease whereby the same shall be rendered untenantable, then Lessor shall have the right to render such premises tenantable by repairs within ninety (90) days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.


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During any time that the  premises are  untenantable  due to causes set forth in this paragraph, the rent or a Just and fair proportion thereof shall be omitted.

       17. CONDEMNATION. If during the terms of this Lease the whole of the leased premises or Building, or such portion(s) thereof as will render the leased premises unusable for the purpose leased, be condemned or otherwise leased or taker under the right of eminent domain by any competent authority for public or quasi-public use or purpose or is taken by private purchase in lieu of condemnation, then in such event, this Lease shall, at the option of Lessor, cease and come to an end as of the date of the title in such public authority or by private purchase, or when possession is given to such public authority, whichever event last occurs. Upon such occurrence the rent shall be proportioned as of such date and any prepaid rent shall be returned to Lessee. The Lessor shall be entitled to the entire award or purchase price and the Lessee shall have no right or claim to any part thereof.

       18. ABANDONMENT. In case Tenant shall fail to take possession at the commencement of the term, or in case the premises, or any part thereof, shall be vacated during the term prior to the expiration of the terms of this Lease, Lessor shall have the right to enter the premises without instituting, any proceeding either by force or otherwise without being liable for damages therefor, and to relet the same, or any part thereof, for the unexpired portion of the term or longer and to collect the rent therefor, and to apply the rents so collected to the payment of rent and all other sums payable to the Lessor. Tenant shall in such case remain responsible to Lessor for any and all deficiency, loss and damage suffered by Lessor.

       19. RE-ENTRY, DEFAULT. The Lessee covenants that if the rent reserved by this Lease or any part thereof shall be unpaid when due, or if the premises shall become vacant or actually unoccupied during the term, or if the Lessee


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shall fail to perform  any  conditions,  covenants,  provisions  and  agreements contained herein, or if a petition in bankruptcy shall be filed by the Lessee, or if the Lessee dies or become mentally incompetent, of if the Lessee shall adjusted bankrupt or insolvent by any court, or if a receiver or trustee in bankruptcy or receiver of the property of the Lessee shall be appointed in any suit, action or proceeding, or if the Lessee shall make an assignment for the benefit of creditors, or if an execution shall be issued against the Lessee, or if the Lessee's leasehold interest herein shall be levied upon, or if the Lessee's leasehold interest herein shall buy operation of law pass to any person other than the Lessee, then in each and every case, the Lessor may, at its option, without notice to the Lessee or to any assignee, transferee, trustee, receiver or other person or persons, with force or otherwise, retake and recover possession of said premises and terminate list Lease and the term herein and hereby granted and dismissed; or, in each and such case, the Lessor may, at its option, without notice to the Lessee or to any assignee, transferee, trustee, receiver or other person or persons, with force or otherwise enter said premises and relet the same as it may see fit, without avoiding or terminating thus lease, and for the purpose of such reletting the Lessor may such repairs, alterations and additions, in or to set premises as the Lessor may deem necessary for the purpose of such reletting, and if a sufficient sum shall not be realized from such reletting, after paying the costs, expenses and charges of such reletting, alterations and additions in and to said premises to equal the rent hereinabove covenanted to be paid by the Lessee, then the Lessee shall pay any deficiency arising upon demand therefore and such deficiency shall be considered, construed and taken to be a debt provable in bankruptcy or receivership.

       20. ATTORNEYS' FEES. If the Lessee defaults in the performance of any of the covenants of this Lease and by reason thereof, the Lessor employs the services of an attorney to enforce performance of the covenants by the Lessee, to evict the Lessee, to collect monies due by the Lessee, or to perform any


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service based upon said default,  then in any of the said events the Lessee does agree to pay a reasonable attorney's fee and all expenses and costs incurred by the Lessor pertaining thereto and in enforcements of any remedy available to the Lessor.

       21. HOLDING OVER. In the event the Lessee shall withhold from the Lessor the possession of the premises demised herein after the termination of this lease and the term hereby demised, whether by expiration of said term or by the election or act of either party hereto, the damages for which the Lessee shall be liable to the Lessor for such detention shall be and hereby are liquidated at a sum equal to double the amount of rent stipulated herein for a period equal to the period of such detention. In the event the Lessee shall remain in possession of said premises after the expiration and termination of this Lease for any cause whatsoever, the Lessee shall then be considered a Tenant at will and by difference, and no such holding or retention of possession or occupancy shall operate as an extension or renewal of this Lease in any manner whatsoever.

       22. CERTIFICATE BY TENANT. Tenant shall deliver to Lessor or to its mortgage, auditors, or prospective purchaser or the owner of the fee, when requested by Lessor, a certificate to the effect that this lease is in full force and effect and that Lessor is not in default therein, or stating specifically any exceptions thereto. Failure to give such a certificate within two (2) weeks after written request shall be conclusive evidence that the Lease is in full force and effect and Lessor is not in default and Tenant shall be stopped from asserting any defaults known to him at that time.

       23. INDEMNIFICATION. The Lessor shall not be liable for any damage or injury to any person or property whether it be the person or property of the Lessee, the Lessee's employees, agents, guests, invitees or otherwise by reason of Lessee's occupancy and use of the leased premises or because of fire, flood, windstorm, Acts of God or for any other reason.


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      Tenant  shall  indemnify  and save  Lessor  harmless,  and  does  agree to indemnify and save Lessor harmless, of and from all fines, claims, demands and causes of action of every nature whatsoever arising or growing out of or in manner connected with the occupation use of the premises Building, and every part thereof, by Tenant and the employees, agents, servants, guests and invitees of Tenant including without limiting the generality of the foregoing, and claims, demands and causes of action for personal injury and/or property damage, and said indemnification shall extend to any fines, claims, demands and causes of actions of every nature whatsoever which may be made upon, sustained or incurred by Lessor by reason of any breach, violation or nonperformances of any terms, covenant or condition hereof on the part of Tenant, or by reason of any act or omission on the part of Tenant and the employees, agents, servants, guests or invitees of Tenant. In any such event contributory negligence on the part of the Lessor shall not anywise affect Tenant's obligation under this indemnification. Tenant agrees that his indemnification shall further extend to all costs incurred by Lessor including reasonable attorneys' fees.

       24. NOTICES. All notices required hereunder shall be in writing and any notice by Lessor to Tenant shall be deemed to be duly given if either delivered personally to Tenant or sent by registered or certified mail, addressed to Tenant at the premises leased hereunder. Any notice by Tenant to Lessor shall be deemed duly given if sent by registered or certified mail to Lessor at 7350 N.W. 7th Street, #104, Miami, Florida 33126 (or at such other address as may hereafter be designated by Lessor), and also to the agent of Lessor charged with the renting and management of the building, if any.

       25. SURRENDERED AT EXPIRATION OF TERM. Tenant agrees at the expiration of the term by lapse of time or otherwise to quit and surrender the premises hereby demised and everything belonging to or connected therewith is as food state and


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condition  as  reasonable  wear and use  thereof  will  permit and to remove all signs, advertisements and rubbish from the said premises; and Tenant hereby expressly authorizes Lessor, as the agent of Tenant, to remove such rubbish and make such changes and repairs as may be necessary to restore the premises to such condition at the expense of Tenant.

       26. QUIET POSSESSION AND OTHER COVENANTS. Lessor covenants that if and so long as Tenant pays the rent and additional rent rendered by this Lease and performs and observes all of the covenants, conditions and rules and regulations hereof, Tenant shall quietly enjoy the demised premises subject however, to all of the terms of this Lease. Tenant expressly agrees for himself, administrators, personal representatives, his executors, successors and assignees that the covenant of quiet enjoyment (expressed or implied) and all other covenants in this Lease on the part of Lessor to be performed shall be binding upon Lessor only so long as Lessor remains the owner of the Building of which the demised premises form a part.

       27. REMEDIES CUMULATIVE. The various rights, remedies, powers and elections of Lessors reserved, expressed or contained in this Lease, are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, powers, options or elections as are now or may hereafter be, conferred upon Lessor by law. The failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit or waive any the said rights.

       28. NO WAIVER OR PERFORMANCE. No waiver by Lessor of any provision hereof shall be deemed to have been made unless such waiver be in writing signed by Lessor. The failure of Lessor to insist upon the strict performance of any of the covenants or conditions of this Lease, or to exercise any option herein conferred, shall hat be construed as wiving or relinquishing for the future any


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




such covenants, conditions or option but the same shall continue and remain in full force and effect. No act of Lessor or its agent during the term hereof shall be deemed an acceptance of a surrender of the said promises unless made in writing and personally subscribed by Lessor, neither shall the delivery of the keys to the premises by Tenant to Lessor or its agent be deemed a surrender and acceptance thereof. No payment by tenant of a Lessor amount than the monthly rent herein stipulated shall be deemed to be other that on account of the stipulated rent.

       29. SECURITY. The Lessee, concurrently with the executive of this Lease, has deposited with Lessor the sum of Five Thousand and No/100 ($5,000.00) Dollars as security for the faithful performance and observance by Tenant of the terms, provision and conditions, of this lease, it is agreed that in the event Tenant defaults in respect of any of the terms, provision and conditions, of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease including, but not limited to, the payment of rent and additional rent Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Lessor may expend or may required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the reletting of the promises whether such deficiency occurred before or after summary proceedings or other re-entry by Lessor. In the event that Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the premises to the Lessor. In the event of a sale of the land and Building of which the premises form a part, Lessor shall have the right to transfer the security to the vendee, and Lessor shall thereupon be released by tenant from all liability for the return of such security and Tenant agrees to look to the new Lessor solely for the return of such security. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Lessor. Tenant further covenants that he will not assign or encumber the monies deposited herein an security and that neither Lessor nor its assigns shall be bound by any such assignment or encumbrances. Lessor shall not be required to keep the security in a segregated account and the security may be commingled with other fund of Lessor and in no event shall Tenant be entitled to any interest on the security.

       30. LESSEE'S INSURANCE. Lessee does hereby agree and covenant for the term of this Lease if he maintains and pays for Public Liability Bodily Injury, including death, insurance upon the demised space and premises to be with companies acceptable to Lessor, said policy(ies) shall specifically reflect and name Lessor as "additional named insured" by endorsement and which policy(ies) shall contain a suitable clause providing for the giving of Thirty (30) days' prior written notice to Lessor of any and all renewals or cancellations thereof. Lessee shall furnish Lessor with a complete copy of said insurance upon request.

       31. LIEN. The said Lessee hereby pledges and assigns to the Lessor all the furniture, fixtures, good, and chattels of said Lessee, which shall or may be brought or put on said herein may be at the to pay attorney's fees together with all costs and charges therefore incurred or paid by the Lessor.

       32. SUCCESSIONS. This Lease shall inure to and be binding upon successors and assignees of the Lessor and the heirs, administrators, executors, successors and assignees of the Lessor and the heirs, administrators' executors, successors and assigns of the Lessee.

       33. AMENDMENT. It is mutually agreed that this Lease cannot be changed, altered, modified or extended, except in writing, signed by the Lessor's duly authorized agent with the corporate seal attached.

       34. The Lessee has the right to renew this lease for an additional three 5 year periods.

       35. Lessor will invoice Lessee monthly for parking utilization, based on stamped parking tickets, at $0.50 per ticket.

      IN WITNESS WHEREOF, the respective parties have hereunto set their hands and seals and/or affixed their corporate seals and caused these presents to be executed by their duly authorized officers for the purpose herein expressed, the day and year first written above.

SIGNED, SEALED AND DELIVERED IN THE
   PRESENCE OF:


                                           /s/ Sanford I. Rakofsky, M.D.
---------------------------------------    -------------------------------------
Witness (As to Lessor)                     LESSOR


---------------------------------------
Witness (As to Lessor)


                                           /s/ George Fernandez
---------------------------------------    -------------------------------------
Witness (As to Lessee)                     LESSEE


---------------------------------------
Witness (As to Lessee)



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